SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 10, 2008

EURO TREND INC.
(Exact name of registrant as specified in Charter)

Nevada		98-0530147
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

875 Merrick Avenue
Westbury, NY 11590
(Address of Principal Executive Offices)

(212) 564-4922
(Issuer Telephone number)

 (Former name, former address and former fiscal year,
if changed since last report)

Copies of communications to:
RICHARD I. ANSLOW, ESQ.
ANSLOW & JACLIN, LLP
195 Route 9 South, Suite 204
Manalapan, NJ 07726
TELEPHONE NO.: (732) 409-1212
FACSIMILE NO.: (732) 577-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On November 10, 2008, our wholly owned subsidiary Data Storage Corporation (“Data Storage”) entered into an Asset Purchase Agreement (the “Agreement”) with Novastor Corporation (“Novastor”).

Data Storage purchased all existing end user customers and associated licenses of Novastor’s online backup service licenses as of October 31, 2008 and an additional 500 client licenses in exchange for a maximum purchase price of 292,546.40. In conjunction with the Agreement, Novastor will provide Data Storage technical and marketing support related to the online backup service licenses.

Item 9.01 Financial Statement and Exhibits.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        None

(b)	EXHIBITS

                  EXHIBIT INDEX

Exhibit Number	Description

10.1	Asset Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EURO TREND INC.

Date: November 12, 2008	By:	/s/ Charles M. Piluso
Charles M. Piluso
President, Chief Executive Officer